ALLIANZ CONNECTIONSSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated July 3, 2018
to the
Prospectus dated May 1, 2018 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2018 for contracts issued from May 2, 2011 through April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Connections Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Connections Variable Annuity prospectus.
The rider rates below apply to applications signed from July 3, 2018 to August 6, 2018.
Rider rates may be different than those listed below for applications signed on or after August 7, 2018, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after August 6, 2018. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182989, and 333-169265. Please work with your Financial Professional or visit www.allianzlife.com/connectionsrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
7%, which is 1.75% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

CNT-0718
 (CNT-400, CNT-062-WW)